                                                                   EXHIBIT 10.67

                     ASSIGNMENT OF REGISTERED SERVICE MARK

     WHEREAS, BANKERS INSURANCE COMPANY, a Florida corporation, having its principle place of business at 360 Central Avenue, St. Petersburg, FL 33701 ("ASSIGNOR"), is the owner of the following service mark which is registered on the Principal Register of the United States Patent and Trademark Office:


          Service Mark             Reg. No.               Reg. Date
          ------------             --------               ---------
          FLOODWRITER              1,987,105              July 16, 1996

     WHEREAS, INSURANCE MANAGEMENT SOLUTIONS, INC., a Florida Corporation, having its principle place of business at 360 Central Avenue, St. Petersburg, Florida 33701 ("ASSIGNEE"), is desirous of acquiring said service mark registration:

     NOW, THEREFORE, in consideration of book value and in exchange for the sum of ten dollars ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, ASSIGNOR does hereby assign to ASSIGNEE all right, title and interest in and to the aforementioned registered service mark together with the goodwill of the business connected therewith.

     This Assignment shall be governed by an interpreted in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, ASSIGNOR has caused this instrument to be executed this 7 day of May, 1998.


                                        BANKERS INSURANCE COMPANY




                                        /s/  G. Kristin Delano
                                        ----------------------------
                                        G. Kristin Delano
                                        Corporate Secretary and
                                        General Counsel



STATE OF FLORIDA
COUNTY OF PINELLAS

     The foregoing instrument was acknowledged before me this 7 day of May, 1998 by G. Kristin Delano, as Secretary of Bankers Insurance Company, who is personally known to me to be the individual described herein (or who has produced ______________ and _____________ as identification) who did (did not) take an oath and acknowledged that said instrument is the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the said County and State as of the day and year first above set forth.




[SEAL]                                      /s/ Nancy C. Haire
                                            -----------------------------
                                            Nancy C. Haire, Notary Public
                                            Serial Number:  CC 440661
                                            My Commission Expires:  3/25/99